                                                                    Exhibit 99.2

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT AND IS IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON THEIR TRANSFER PURSUANT TO TERMS SET FORTH IN THIS WARRANT.

Warrant to Purchase 719,320 Shares of Common Stock (Subject to Adjustment)

No.: W-__                                                        August 15, 2006

                                  SALTON, INC.

                          COMMON STOCK PURCHASE WARRANT

  Void after later of December 31, 2007 and Stated Termination Date (as defined below)

     Salton, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, SPCP Group, LLC or such holder's permitted assigns (the "Holder") is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m. Central time, on the later of (x) December 31, 2007 and (y) the Stated Termination Date (as defined under the Credit Agreement) (such later time, the "Expiration Time"), 719,320 fully paid and nonassessable shares of Common Stock of the Company at a purchase price per share equal to the Warrant Price (as defined herein) and otherwise in accordance with the terms hereof. The number and character of such shares of Common Stock and the Warrant Price therefor are subject to adjustment as provided below.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Affiliate" shall have the meaning set forth in the Credit Agreement.

     (b) The term "Company" shall mean Salton, Inc. and any corporation that shall succeed to or assume the obligations of the Company hereunder.

     (c) The term "Control Transaction" shall mean (i) the sale by the Company of all or substantially all of its assets or (ii) any transaction or series of related transactions by the Company (including, without limitation, any reorganization, merger or consolidation) which results in the transfer of at least fifty percent (50%) of the outstanding voting power of the Company.

     (d) The term "Credit Agreement" shall mean that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 14, 2004, and as may be amended, restated, supplemented or otherwise modified from time to time, among the Company, the Company's subsidiaries party thereto, the financial institutions party thereto as lenders, Wells Fargo Foothill, Inc., as administrative agent and collateral agent, and Silver Point Finance, LLC, as the co-agent, syndication agent, documentation agent, arranger and book runner.

     (e) The term "Governmental Authority" shall have the meaning set forth in the Credit Agreement.

     (f) The term "Person" shall have the meaning set forth in the Credit Agreement.

     (g) The term "Related Party" shall have the meaning set forth in the Credit Agreement.

     (h) The term "Warrant" shall mean this Warrant.

     (i) The term "Warrant Price" shall mean $2.12 per share.

     (j) The term "Warrant Shares" shall mean the shares of Common Stock or other securities of the Company issuable upon exercise of this Warrant, subject to adjustment hereunder from time to time.

     1. Initial Exercise Date; Expiration. This Warrant may be exercised in full at any time prior to the Expiration Time, and shall expire immediately thereupon. Notwithstanding the foregoing, but subject to the Holder of this Warrant receiving the notice described in, and in accordance with, the immediately succeeding sentence, this Warrant shall expire and no longer be exercisable immediately prior to (and subject to) the closing of any Control Transaction. The Company shall provide the holder of this Warrant with at least 15 days prior written notice of the occurrence of any event that would constitute a Control Transaction.

     2. Exercise of Warrant.

          (a) This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached as EXHIBIT A hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or in accordance with Section 2(b) hereof, of the aggregate Warrant Price of the Warrant Shares to be purchased hereunder.

          (b) In lieu of payment in cash, payment of the aggregate Warrant Price upon exercise of the Warrant may be made by delivery of a written notice to the Company that the holder is exercising the Warrant by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon such exercise of the Warrant which when multiplied by the Market Price (as set forth below) is equal to the aggregate Warrant Price of the Warrant Shares being purchased upon such exercise (and such withheld shares shall no longer be issuable under this Warrant).

          (c) The Market Price of the Company's Common Stock as of a particular date (the "Determination Date") shall be calculated as follows:

               (i) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") National Market System, then the average of the closing or last sale prices, respectively, reported for the twenty (20) business days immediately preceding the Determination Date;

               (ii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market System but is traded in the over-the-counter market, then the average of the means of the closing bid and asked prices reported for the twenty (20) business days immediately preceding the Determination Date;

               (iii) If the Company's Common Stock is not traded on an exchange, on the Nasdaq National Market System or in the over-the-counter market, then the fair market value of the Common Stock as of the day immediately preceding the Determination Date, as determined by the Company's board of directors in good faith based on the price for which all the outstanding shares of Common Stock (on a fully diluted basis, assuming receipt of applicable consideration for any conversion, exchange or exercise of any convertible securities or options which are exchangeable for or convertible or exercisable into Common Stock) could be sold in an arm's-length transaction to a third party which is not an Affiliate of the Company on the Determination Date, treating the Company and its Subsidiaries as a going concern using customary valuation techniques then prevailing in the securities industry and without regard to (i) the lack of liquidity of the Common Stock due to any restrictions or other limitations contained in any stockholders agreement or otherwise, (ii) any discount for minority interests, (iii) the fact that some of the issued and outstanding shares of the Common Stock may not have any voting rights or may not have full voting rights, (iv) the fact that one or more of the holders of the Common Stock may be unable to exercise in full any of its voting rights due to regulatory, contractual or other restrictions, or (v) the fact that contractual or regulatory approvals, consents, waivers, licenses, permits or notifications may need to be obtained in connection with such sale and the time required to obtain the same.

     3. When Exercise Effective. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which the holder surrenders this Warrant to the Company and satisfies all of the requirements of Section 2, and at such time the person in whose name any certificate for Warrant Shares shall be issuable upon such exercise, as provided in Section 2, shall be deemed to be the record holder of such Warrant Shares for all purposes.

     4. Delivery on Exercise. As soon as practicable after the exercise of this Warrant, the Company at its sole expense will cause to be issued in the name of and delivered to the holder hereof, a certificate or certificates for the number of fully paid and nonassessable full Warrant Shares as to which such holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a Warrant Share, equal to such fraction of the Market Price of one full share of Common Stock.

     5. Adjustment of Warrant Price and Number of Warrant Shares.
Notwithstanding anything to the contrary in this Warrant:

          (a) Adjustments. The Warrant Price per share shall be subject to adjustment from time to time as follows:

               (i) Stock Splits and Stock Dividends. If the number of shares of Common Stock outstanding at any time after the issuance date of this Warrant is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Warrant Price per share shall be proportionately decreased and the number of Warrant Shares shall be increased in proportion to such increase of outstanding shares. Such adjustment shall become effective at the close of business on the date the dividend, subdivision or split-up becomes effective.

               (ii) Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the issuance date of this Warrant is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Warrant Price per share shall be proportionately increased and the number of Warrant Shares shall be decreased in proportion to such decrease in outstanding shares. Such adjustment shall become effective at the close of business on the date the combination becomes effective.

               (iii) Reorganization; Reclassification. Subject to the expiration provisions of Section 1 hereof, in the case, at any time after the issuance date of this Warrant, of any capital reorganization, or any reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split-up or combination of shares), the consolidation or merger of the Company with or into another person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any change in the Common Stock), or a sale or transfer of all or substantially all of the Company's assets, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and aggregate number of shares of stock or other securities or property of the Company or other entity to which the Holder would have been entitled if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, such Holder had exercised this Warrant in full (subject to all adjustments under this Section 5). The provisions of this clause (iii) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers or sales.

               (iv) All calculations under this Subsection (a) shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as appropriate.

          (b) Minimal Adjustments. No adjustment in the Warrant Price per share need be made if such adjustment would result in a change in the Warrant Price per share of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Warrant Price per share.

     6. Notice of Adjustments. Whenever the number of Warrant Shares or the Warrant Price per share shall be adjusted pursuant to Section 5 hereof, the Company shall provide notice by first class mail to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Warrant Shares and the Warrant Price per share after giving effect to such adjustment.

     7. No Impairment. The Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will at all times reserve and keep available a number of its authorized shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the exercise in full of this Warrant, and (c) shall take all such action as may be necessary or appropriate in order that all Warrant Shares as may be issued pursuant to the valid exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     8. Exchange of Warrants. Subject to the provisions of Section 9 below, on surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of Warrant Shares called for on the face of the Warrant so surrendered.

     9. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver in lieu thereof, a new Warrant of like tenor.

     10. Investment Intent. The holder hereof, by accepting this Warrant, represents that this Warrant is for the account of the holder for investment and is not acquired with a view to, or for sale in connection, any distribution thereof (or any portion thereof) and that the holder has no present intention of offering and distributing the Warrant Shares (or any portion thereof).

     11. Transfer Restrictions. The Holder may assign or transfer this Warrant, the Warrant Shares and all rights hereunder, in whole or in part to (i) any Affiliate or Related Fund of the Holder, or (ii) any purchaser or transferee from the Holder of Warrant Shares or the Warrant upon (x) surrender of this Warrant properly endorsed, and (y) delivery of a notice of transfer in the form of EXHIBIT B hereto, in each case so long as any such assignment or transfer does not violate the securities laws. Each permitted transferee of this Warrant, by accepting or holding the same, consents to be treated as a Holder under this Warrant and shall be entitled to exercise the rights represented by this Warrant; provided, however, that until each such transfer is recorded on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes. The Company hereby agrees and acknowledges that this Warrant and the Warrant Shares are detachable, separate and independent from the Loans made pursuant to the Credit Agreement.

     12. Registration Rights. The Company and the holder hereof acknowledge and agree that (a) the 171,428 shares of the common stock of Salton, Inc. (the "Restricted Shares") that were issued to Silver Point Finance, LLC pursuant to that certain letter agreement dated as of February 8, 2006 in connection with the Seventh Amendment to the Credit Agreement are being voided and the Company is issuing a new certificate representing the Restricted Shares to SPCP

Group, LLC, (b) in connection with such voiding and reissuance, Silver Point Finance, LLC is assigning to SPCP Group, LLC the rights granted to it pursuant to the Registration Rights Agreement dated as of February 8, 2006 (the "Registration Rights Agreement") by and between the Company and Silver Point Finance, LLC, (c) SPCP Group, LLC, as an assignee of Silver Point Finance, LLC, shall have the same rights that Silver Point Finance, LLC had with respect to the Restricted Shares pursuant to the Registration Rights Agreement, and (d) the Registration Rights Agreement is hereby amended so that the Warrant Shares shall be deemed "Registrable Securities", and SPCP Group, LLC, as an assignee of Silver Point Finance, LLC, shall have the same rights that Silver Point Finance, LLC had with respect to the "Registrable Securities" pursuant to the Registration Rights Agreement.

     13. Representations, Warranties and Covenants. The Company represents and warrants to the Holder that all Warrant Shares that may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all liens and charges with respect to the issue thereof (other than liens and charges created by the Holder). The Company shall not take any action which would cause the number of authorized but unissued Warrant Shares to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant. If any Warrant Shares reserved for the purpose of issuance upon the exercise of this Warrant require registration with or approval of any Governmental Authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Company shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under this Warrant; the execution, delivery and performance by the Company of this Warrant have been duly authorized by all necessary corporate action (including any stockholder action) on the part of the Company; this Warrant has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether enforcement is sought in equity or at law). Except in connection with the registration of the Warrant Shares pursuant to the Registration Rights Agreement and relevant securities law filings, no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person are necessary for the execution, delivery or performance by the Company of this Warrant or for the validity or enforceability thereof. Any such action required to be taken as a condition to the execution and delivery of this Warrant, has been duly (or will be) taken by all such Governmental Authorities or other Persons, as the case may be.

     14. Expenses, Transfer Taxes and Other Charges. The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issue and delivery of stock or warrant certificates, that are incurred in respect of the issuance or delivery of shares of Common Stock upon exercise or conversion of this Warrant pursuant to Section 2 hereof, or in connection with any transfer, division or combination of Warrants pursuant to Section 5 hereof.

     15. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

     16. Notices. All notices referred to in this Warrant shall be in writing and shall be delivered personally (including by express courier) or by first class mail, and will be deemed to have been given when so delivered or mailed
(i) to the Company, at its principal executive offices and (ii) to the initial holder of this Warrant, at Two Greenwich Plaza, 1st Floor, Greenwich, CT 06830-6353 (unless otherwise indicated by such holder), and if to any other permitted holder of this Warrant, to the address indicated in writing by such other holder.

     17. Miscellaneous. This Warrant and any term hereof may be changed or amended only in writing signed by both parties hereto. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and attested by its duly authorized officers and to be dated August 15, 2006.

                                        SALTON, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Acknowledged By:

SILVER POINT FINANCE, LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


SPCP GROUP, LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO: Salton, Inc.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ____________________ * shares of Common Stock of Salton, Inc. and herewith:

     (Check one)

[ ]  makes payment of $_______________ therefor; or

[ ] elects to "net exercise" the Warrant pursuant to Section 2(b) of the Warrant and authorizes Salton, Inc. to withhold from issuance the appropriate number of Warrant Shares as specified therein.


                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)

                                        ----------------------------------------
                                        (Address)

Dated:
       ------------------

----------
* Insert here the number of shares as to which the Warrant is being exercised.

                                    EXHIBIT B

                           FORM OF NOTICE OF TRANSFER

                       [To be executed only upon transfer
                 of the Warrant to which this form is attached]

     For value received, the undersigned hereby sells, assigns and transfers unto _________________________ all of the rights represented by the Warrant to which this form is attached to purchase _________________________ Warrant Shares of, SALTON, INC. (including any successor thereto, the "Company"), to which such Warrant relates, and appoints __________________________ as its attorney to transfer such right on the books of the Company, with full power of substitution in the premises.


                                        Signature:
                                                   -----------------------------
                                        (Signature must conform in all respects
                                        to the name of the holder of the Warrant as specified on the face of the Warrant)

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                        Date:
                                              ----------------------------------


Signed in the presence of:


-------------------------------------


                                      -10-